INDEMNITY AGREEMENT

                                     BETWEEN

                        INTEGRATED HEALTH SERVICES, INC.

                                       AND

                            MONARCH PROPERTIES, INC.

                            DATED AS OF JUNE 23, 1998



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                               INDEMNITY AGREEMENT

     THIS INDEMNITY AGREEMENT (this "Indemnity Agreement") is executed and delivered as of the 23rd day of June, 1998 (the "Effective Date") between INTEGRATED HEALTH SERVICES, INC., a Delaware corporation ("IHS") and MONARCH PROPERTIES, LP, a Delaware limited partnership ("Monarch").

     The circumstances underlying the execution and delivery of this Agreement are as follows:

     A. Capitalized terms used but not otherwise defined herein have the respective meanings given them in the Facilities Purchase Agreement, dated the date hereof, among the entities described on attached EXHIBIT A (each a "Seller" and, collectively, "Sellers"), IHS and Monarch (the "Purchase Agreement"), or, if not defined in the Purchase Agreement, then the respective meanings given them in the Master Lease, dated the date hereof, between Lyric Health Care Holdings III, Inc. ("Lyric Holdings") and Monarch.

     B. Lyric Holdings is a wholly owned subsidiary of Lyric Health Care LLC. Sellers are corporations that are wholly owned by Lyric Holdings. IHS is a 50% member of Lyric. Sellers also are the respective owners of Sellers' Assets. Sellers desire to sell, and Purchaser desires to acquire and lease to Lyric Holdings, Sellers' Assets. The purchase and lease of Seller's Assets will benefit IHS.

     C. As a condition precedent to its agreement to purchase Sellers' Assets, Monarch has required that IHS indemnify Monarch on the terms and conditions hereinafter set forth with respect to certain environmental matters.

     NOW, THEREFORE, IHS and Monarch agree as follows:

     1. INDEMNIFICATION. IHS shall indemnify and hold Monarch harmless from and against any and all damages, losses, liabilities, costs, actions, suits, proceedings, demands, assessments, and judgments, including, but not limited to, reasonable and documented attorneys' fees and reasonable costs and expenses of litigation, arising out of or in any manner related to the claims of third parties resulting from:

          (a) Any failure of Sellers and Lyric Holdings to complete as and when required to do so by the terms of the Escrow Agreement the environmental remediation described on Exhibit B thereof;

          (b) Any failure of Sellers and Lyric Holdings to complete if, as and when required to do so by the terms of the Master Lease such environmental remediation as may be required by Article 18 thereof.

     2. PROCEDURE. If Monarch asserts that IHS is subject to a claim for indemnification hereunder, Monarch shall describe the claim in sufficient detail in order to permit IHS to evaluate


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the  nature  and  cause of the  claim.  If the  asserted  claim  arises or is in connection with a claim, suit, or demand filed by a third party, IHS shall be entitled to defend against such claim with counsel reasonably satisfactory to Monarch. Monarch may also employ counsel of its own, but the costs of Monarch's separate counsel shall be borne by Monarch as long as IHS continues to so
defend.  If  IHS  fails  to  respond  or  does  not  admit   responsibility  for
indemnification, Monarch may take such necessary steps to defend itself and any reasonable costs associated therewith may be included as part of the asserted claim for indemnification. If the claims do not arise from a third party, within thirty (30) days of receipt of written notice from Monarch describing the claim in reasonable detail, IHS shall notify Monarch as to whether or not it believes such claim is covered by this Indemnity Agreement, and if IHS believes such claim is not covered, including the specific reasons for its position. With respect to claims by third parties, (a) if Monarch declines to accept a bona fide offer of settlement that is recommended by the IHS, which settlement without cost to Monarch releases Monarch from all liability, the maximum liability of IHS shall not exceed that amount for which it would have been liable had such settlement been accepted, and (b) if IHS declines to accept a bona fide offer of settlement recommended by Monarch, IHS shall be liable for whatever outcome results from such third party claim, provided, however, that IHS shall not settle any claim covered by this Indemnity Agreement without either the written consent of Monarch or a full and complete release of Monarch.

     3. NOTICES. Any notice, request or other communication to be given by any party hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, by overnight delivery or hand delivery to the following address:

                  To IHS:             Integrated Health Services, Inc.
                                      10065 Red Run Boulevard
                                      Owings Mills, Maryland  21117
                                      Attn:  Daniel J. Booth
                                      Copy to:  Marshall A. Elkins, Esq.
                                      Telephone No.:  410/998-8768
                                      Facsimile No.:  410/998-8695

                  To Monarch:         Monarch Properties, LP
                                      8889 Pelican Bay Boulevard - Suite 501
                                      Naples, Florida  34103
                                      Attn:  John B. Poole
                                      Telephone No.:  941/598-5605
                                      Facsimile No.:  941/566-6082


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                  With copy to        John R. Fallon, Jr.
                  (which shall not    LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                  constitute notice): 125 West 55th Street
                                      New York, New York  10019-5389
                                      Telephone No.:  212/424-8279
                                      Facsimile No.:  212/424-8500

     Notices shall be deemed given upon actual receipt.

     4. CHOICE OF LAW. This Indemnity Agreement shall be governed by and construed in accordance with the laws of New York, except as to matters which under the laws of the State, or under applicable procedural conflicts of laws rules, require the application of laws of the States in which the Leased Property is located.

     IHS CONSENTS TO IN PERSONAM JURISDICTION BEFORE THE STATE AND FEDERAL COURTS OF THE STATES OF NEW YORK AND THE STATES IN WHICH THE LEASED PROPERTY IS LOCATED, AND AGREES THAT ALL DISPUTES CONCERNING THIS INDEMNITY AGREEMENT BE HEARD IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK OR THE STATES IN WHICH THE LEASED PROPERTY IS LOCATED. IHS AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED UPON IT UNDER ANY METHOD PERMISSIBLE UNDER THE LAWS OF THE STATE OF NEW YORK OR THE STATES IN WHICH THE LEASED PROPERTY IS LOCATED AND IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN THE STATE AND FEDERAL COURTS OF THE STATE OF NEW YORK OR THE STATES IN WHICH THE LEASED PROPERTY IS LOCATED.


                             SIGNATURE PAGE FOLLOWS


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     IN WITNESS WHEREOF,  the parties hereby execute this Indemnity Agreement as of the day and year first set forth above.

                                    INTEGRATED HEALTH SERVICES, INC.

                                    By:
                                       -----------------------------------------
                                    Name:    Daniel J. Booth
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------

                                    MONARCH PROPERTIES, LP

                                    By:      MP Operating, Inc.,
                                             its General Partner

                                    By:
                                       -----------------------------------------
                                    Name:    John B. Poole
                                         ---------------------------------------
                                    Title: President and Chief Executive Officer
                                          --------------------------------------


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